Annual Meeting of Shareholders April 26, 2023 Exhibit 99.1

Forward-Looking Statements This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; changes in taxation; variations in weather; long-term global climate change; catastrophic events; numerous hazards and operating risks relating to Unitil’s electric and natural gas distribution activities; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil's Annual Report on Form 10-K for the year ended December 31, 2022. Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made. Except as may be required by law, Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. PAGE Company Information Unitil Corporation 6 Liberty Lane West Hampton, NH 03842-1720 1-888-301-7700 www.unitil.com NYSE Ticker: UTL Contact Information Transfer Agent Computershare P.O. Box 43078 Providence RI 02940-3078 800-736-3001 Investor Relations 800-999-6501 InvestorRelations@unitil.com Safe harbor provision

About Unitil Pure-play New England utility creating long-term sustainable value Providing local electric and natural gas service in attractive service areas along the New Hampshire and Maine Seacoast Growing customer base supported by ongoing conversions from other fuels Service areas well positioned for continued economic growth Robust investment opportunities in electric and natural gas infrastructure Investments including grid modernization and resiliency are well aligned with our sustainability strategies Investing in enabling technologies will allow for a greener and more efficient energy system Low risk investment Fully regulated distribution utility Earnings are not impacted by commodity cost fluctuations Industry leading customer service and operational excellence in both electric and natural gas operations We provide energy for life, safely and reliably delivering electricity and natural gas in New England PAGE Unitil Corporation is a public utility holding company with operations in Maine, Massachusetts and New Hampshire. Together, Unitil’s operating utilities serve approximately 108,100 electric customers and 87,500 natural gas customers.

PAGE 2022 Results and Highlights Delivering On Our Commitments Record Financial Results 2022 Net Income of $41.4 million or $2.59 per share $0.24 per share increase compared to 2021; 10.2% year-over-year EPS growth Long-Term EPS Growth of 5% - 7% Solid investment outlook including utility-scale solar opportunities Expected long-term rate base growth of 6.5% - 8.5% Accelerating Dividend Growth Dividend increased to $1.62 on an annualized basis Achieved mid-point of targeted payout ratio Reduced Business and Financial Risk Majority of customers now under decoupled rates reducing revenue volatility Stable credit outlook; S&P upgraded business risk profile to “excellent” Operational Excellence Record results for electric reliability and gas emergency response Customer satisfaction remains near all-time high Achieved Record Results Exceeded LT Guidance Accelerated Dividend Growth Reduced Business Risk Delivered Outstanding Service to Customers

Exceptional Customer Service Customer satisfaction remains well above regional and national peers PAGE Exceeding Regional and National Peers 90% Customer Satisfaction Overall satisfaction with service received from Unitil Top-Ranked in the Northeast Ranked first out of eight utilities 1st

Record Setting Reliability and Emergency Response Unitil’s best year ever for electric reliability and gas emergency response time PAGE Electric Reliability (Average annual outage time in minutes) Gas Emergency Response (Average response time in minutes) Top Quartile Electric Reliability 50% lower service interruption time compared to five-year average Industry Leading Gas Emergency Response Responded to >91% of emergency calls in 30 minutes or less Exceptional Storm Response Restored power to 99% of affected customers within 48 hours of peak outages following three recent winter storms Top Quartile Top Quartile Top Quartile Median

Engaged Employees Unitil has established itself as a highly desirable “workplace of choice” PAGE High Levels of Pride and Engagement “Unitil University” Development Programs Diversity, Equity & Inclusion Outstanding Benefits Flexible Workplace Robust Succession Planning

Corporate Sustainability and Responsibility Advancing the clean energy transition and ensuring the long-term sustainability of our company PAGE Energy and the Environment We are committed to environmental stewardship and minimizing our impact on the environment while supporting the transition to a clean energy future Customer and Communities We are committed to affordable energy and superior service, and partnerships supporting the economic growth and prosperity of the communities we serve Safety and Reliability We are committed to the delivery of dependable and resilient energy services, and to the health and safety of our customers, employees, and the general public People We are committed to creating a workplace that embraces differences and attracts talented people from a broad spectrum of backgrounds and experiences We are transforming the way people meet their evolving energy needs to create a clean and sustainable future

Durable Long-Term Strategies Our strategies benefit customers and advance the clean energy transition PAGE Transforming Customer Service and Energy Offerings Connecting customers with value adding products and services Accelerating customer adoption of clean energy technologies Promoting adoption of electric vehicles through infrastructure investment and electric vehicle time-of-use rates Accelerating the Clean Energy Transition Reducing direct company greenhouse gas emissions Investing in renewable energy projects through regulated investments Pursuing renewable natural gas supply alternatives Modernizing Electric and Natural Gas Infrastructure Investing in technologies that optimize system performance and offer savings for customers Reducing the frequency and duration of power outages while mitigating storm impacts Expanding and optimizing the connection of customer-owned clean energy resources

The energy transition offers robust long-term investment opportunities Strategic Investment Opportunities Forecast investment includes capitalized non-service retirement benefit costs which aren’t reflected as investing activity for GAAP Rate Base figures include estimates and approximations that are typically settled or litigated in rate cases Actual and Forecast Capital Investment(1) PAGE Five-year capital investment of approximately $820 million ~40% higher than prior five years Rate Base(2) Timely capital recovery - significant investment covered by trackers System modernization - $24M pre-authorized Grid-Mod spend in MA Expected long-term rate base growth of 6.5% to 8.5% Capital Expenditure Breakdown Investments include grid modernization, customer additions, pipe replacement and other system upgrades 8.1% CAGR $ in millions $ in millions

Disciplined Capital Allocation Investments funded by internal cash flow and sustainable external financing PAGE Responsible Financing Plan Capital investments funded principally by Cash Flow From Operations Lowering dividend payout has significantly reduced external equity needs; no external equity anticipated in 2023 Balanced capital structure supports investment grade credit ratings Increase in credit facility from $120 million to $200 million provides ample liquidity Long-Term Financing Sources Balanced Capital Structure Earnings Plowback Reduces External Equity $ in Millions Excludes one-time gain from Usource divestiture (1)

Sustainable Dividend Growth A sustainable growing dividend is a key element of Unitil’s investor proposition Sustainable Return of Capital Excludes one-time gain of $0.66 per share from Usource divestiture Quarterly dividends are subject to approval by Unitil’s Board of Directors Reflects 2022 annualized dividend of $1.56 divided by 2022 EPS of $2.59 Payout Ratio Target 55% - 65% Long-Term Outlook 2022 Payout Ratio 60%(3) Supports Continued Dividend Growth PAGE Annualized Dividend $1.62 Per Share (2) Steady, Predictable Shareholder Return Earnings per Share Dividends per Share Payout Ratio Dividend Growth (1) Long-term dividend growth should approximate long-term earnings growth

PAGE Attractive risk-adjusted long-term total shareholder return ~ 5 -7% Long-Term EPS Growth ~ 3% Dividend Yield ~ 8-10% Total Shareholder Return (1) (1) Total Shareholder Return proposition at constant Price-to-Earnings ratio Creating Long-Term Sustainable Value Expected Long-Term EPS Growth of 5% to 7% 6.1% annual EPS growth over last 10 years 7% Growth 5% Growth Dividends

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